UNITED  STATES
                     SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549


                                   FORM  8-K

                                CURRENT  REPORT

     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date  of  Report  (Date  of  earliest  event  reported):   June  7,  2001
                                                                --------------

                                  VDO.com,  Inc.

           (Exact  name  of  registrant  as  specified  in  its  charter)

                                    Florida

                (State  or  other  jurisdiction  of  incorporation)

                      000-28267                  68-0427012
                    -------------               ------------
             (Commission File Number)          (IRS Employer
                                            Identification  No.)

               1044L  Corporate  Drive,  Redlands,  California    92374
              -------------------------------------------------   ------
                 (Address  of  principal  executive  offices)   (Zip  Code)


                               (909)  796-3446
                               ---------------
                  Registrant's  telephone  number,  including  area  code:

                               5509  11th  Avenue
                               Brooklyn, NY  11219
                  (Former  name,  address  and  telephone  number)


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

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     On June 7, 2001, the Company entered into a Stock Purchase Agreement and an Addendum thereto (the "Addendum" and collectively the "Agreement") with Hundred Mile Plus, Ltd., Embryo Capital Group, and Mr. Shmuel Shneibalg which results in a restructuring of the Company's management, Board of Directors, and ownership.

Pursuant to the terms of the Agreement, Mr. Shneibalg and Embryo Capital Group (the "Sellers") sold 11,900,000 shares of the Company, representing at that time 55.11% of the outstanding common stock, to Hundred Mile Plus, Ltd. who received the shares on behalf of twenty two (22) individuals listed in Exhibit "A" of the Addendum. The shares were issued directly to the individuals. As consideration for the purchase of the shares, Hundred Mile Plus, Ltd. paid the sum of $25,000 cash to Sellers and agreed to issue to Sellers, within a one year period, stock equal to two percent (2%) of the outstanding common stock on the date of issuance.

On June 7, 2001, in accordance with the Agreement, the Board of Directors received a letter of resignation from its sole Board member, Mr. Shmuel Shneibalg, which is effective upon the appointment of a new Board of Directors. Pursuant to the Agreement the individuals listed in Exhibit "B" of the Addendum (the "Appointees") have been appointed as directors. These individuals will not take office until at least ten days after this Information Statement is mailed to all Company shareholders in compliance with Section 14(F) of the Securities Exchange Act of 1934 and Rule 14F-1 thereunder.

Voting  Securities  of  the  Company
------------------------------------

     As of June 7, 2001, there were 17,300,000 shares of common stock issued and outstanding. As of July 27, 2001, as a result of the conversion of portion of an outstanding convertible debenture, there were 28,344,445 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on each matter which may come before a meeting of the shareholders.

Security  Ownership  of  Certain  Beneficial  Owners  and  Management
---------------------------------------------------------------------

     The following table sets forth, as of July 27, 2001, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

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


Title of Class      Name and Address of        Amount and Nature of       Percent
                     Beneficial Owner        Beneficial Ownership (1)    of Class
--------------  ---------------------------  ------------------------   ---------

Common . . . .  Anthony K. Miller (2)                 535,500               1.9%
Stock. . . . .  1044-L Corporate Dr.
                Redlands, CA  92374

Common . . . .  Latifah R. Saafir (3)                200,000 (4)            0.7%
Stock. . . . .  1044-L Corporate Dr.
                Redlands, CA  92374

Common . . . .  Wardell B. Moore (3)                 200,000 (4)            0.7%
Stock. . . . .  1044-L Corporate Dr.
                Redlands, CA  92374

Common . . . .  William D. Satterfield (3)           200,000 (4)            0.7%
Stock. . . . .  1044-L Corporate Dr.
                Redlands, CA  92374

Common . . . .  Shmuel Shneibalg (5)                     0                  0.0%
Stock. . . . .  5509 11th Ave.
                Brooklyn, NY  11219

                Venice Holdings LLC                  2,357,144              8.3%
Common . . . .  C/O Mueller & Co.
Stock. . . . .  242 4th Street
                Lakewood, NJ  08701

                All Officers and Directors
                as a Group (4 Persons)                1,135,500             4.0%
                ---------------------------  ------------------------  ---------


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


(1)     Based  on  28,344,445  shares  outstanding.

(2) Mr. Miller was appointed as the Company's President, Secretary and Treasurer pursuant to a Board Resolution dated June 7, 2001.

(3) Ms. Saafir, Mr. Moore and Mr. Satterfield will be appointed to the Board effective on or about August 18, 2001, which is ten (10) days after this Information Statement is mailed to all the Company's shareholders in accordance with Section 14(F) of the Securities Exchange Act of 1934 and Rule 14F-1 thereunder and will occur simultaneously with Mr. Shneibalg's resignation from the Board.

(4) Ms. Saafir, Mr. Moore and Mr. Satterfield will each be granted 200,000 shares of the Company's Common Stock approximately 60 days after taking office as compensation for serving on the Company's Board of Directors.

(5) Mr. Shneibalg is the Company's current Director, but his resignation will occur concurrently with the appointment by the above-listed incoming Directors.

(6) The total officers and directors is listed as four and includes Mr. Miller, Ms. Saafir, Mr. Moore and Mr. Satterfield (after the latter three's appointment to the Company's Board of Directors). Mr. Shneibalg is omitted since he will no longer be a Director upon the appointment of Ms. Saafir, Mr. Moore and Mr. Satterfield. However, it should be noted that since Mr. Shneibalg does not own any shares the total number of shares for officers and directors would not change even if Mr. Shneibalg were included.

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

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.     OTHER  EVENTS

     Not  applicable.


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
ITEM  6.     RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.     FINANCIAL  STATEMENTS

     No  financial  statements  are  required.

ITEM  8.     CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

2.1 Stock Purchase Agreement and Addendum thereto dated June 7, 2001 between VDO.com, Inc., Hundred Mile Plus, Ltd., Embryo Capital Group, and Mr. Shmuel Shneibalg.




                            SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July  31,  2001                          VDO.COM,  INC.

                                                 /s/  Anthony  K.  Miller
                                                 -------------------------------
                                                 Anthony  K.  Miller,  President

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